Fair Value Measurement	12 Months Ended
Dec. 31, 2016
Fair Value Measurement
4.	Fair Value Measurement

The Group measured its financial assets and liabilities which consist entirely of cash and cash equivalents at fair value on a recurring basis as of December 31, 2015 and 2016. Cash and cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market.

Short-term bank loans are financial liabilities with carrying values that approximate fair value due to their short-term nature. The rates of interest under the loan agreements with the lending banks were determined based on the prevailing interest rates in the market. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurements of short-term bank loans.